AMERICAN INDEPENDENCE FUNDS TRUST

(the “Trust”)

SUPPLEMENT DATED DECEMBER 12, 2014

TO THE

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 1, 2014

(as supplemented through March 5, 2014)

STOCK FUND

 (TICKER SYMBOL:  ISFRX)

INTERNATIONAL ALPHA STRATEGIES FUND

 (TICKER SYMBOL:  IAFRX)

U.S. INFLATION-INDEXED FUND

 (TICKER SYMBOLS:  FRIHX)

This supplement to the Prospectus and Statement of Additional Information (“SAI”), each dated March 1, 2014, as amended through March 5, 2014, for the American Independence Funds Trust, updates certain information in the Prospectus and SAI with respect to the Class R shares of the Stock Fund, International Alpha Strategies Fund and U.S. Inflation-Indexed Fund (the “Funds”), each a series of the Trust.

At a Board meeting held on December 12, 2014, the Trust’s Board, including a majority of the Independent Trustees, after careful consideration, approved the deregistration of Class R shares for the Funds. The Registrant confirms that no securities have been, or will be, distributed, issued or sold pursuant to the prospectus contained therein; therefore, there is no liquidation of assets to shareholders.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE